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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report  (Date of earliest event
                         reported):  September 22, 1997


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997 which provides for the issuance of Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-2).


            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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           (Exact name of registrant as specified in its charter)


          Delaware                      333-29239              13-3320910
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)


Eleven Madison Avenue
New York, New York                                                 10010
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Address of Principal                                             (Zip Code)
Executive Offices

       Registrant's telephone number, including area code (212) 325-2000


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Item 5.  Other Events.

Filing of Exhibits to Registration Statement on Form S-3

         In connection with the offering of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-2, Credit Suisse First Boston Mortgage Securities Corp., as Depositor, files herewith certain exhibits to its Registration Statement on Form S-3 (File No. 333-29239).
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.

                 1. Opinion of Brown & Wood LLP regarding legality (Exhibit 5, pursuant to Item 601 of Regulation S-K).

                 2. Opinion of Brown & Wood LLP regarding tax matters (Exhibit 8, pursuant to Item 601 of Regulation S-K).

                 3. Consent of Brown & Wood LLP (included in Exhibits 1 and 2) (Exhibit 23, pursuant to Item 601 of Regulation S-K).
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



                                  By: /s/ FIACHRA T. O'DRISCOLL
                                     --------------------------------
                                        Fiachra T. O'Driscoll
                                            Vice President

Dated:  September 22, 1997
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                                 Exhibit Index

Exhibit                                                                   Page

1. Opinion of Brown & Wood LLP regarding legality (Exhibit 5, pursuant to Item 601 of Regulation S-K).

2. Opinion of Brown & Wood LLP regarding tax matters (Exhibit 8, pursuant to Item 601 of Regulation S-K).

3. Consent of Brown & Wood LLP (included in Exhibits 1 and 2) (Exhibit 23, pursuant to Item 601 of Regulation S- K).